Exhibit 99.1

News Release
CORPORATION

7140 Office Circle

P.O. Box 15600

Evansville, IN  47716

Investor Contact:  Todd Taylor

Phone:                           (812) 962-5105

Media Contact:     Eva Schmitz

Phone:                           (812) 962-5011

FOR IMMEDIATE RELEASE

Court Confirms Accuride’s Plan of Reorganization

EVANSVILLE, Ind. — Feb. 18, 2010 — Today, Accuride Corporation (OTCBB:  AURDQ) announced that the United States Bankruptcy Court for the District of Delaware has confirmed the Company’s Plan of Reorganization (the Plan).

“The reorganization plan will allow Accuride to emerge from Chapter 11, after only five months, with the financial flexibility necessary to ensure the continued pursuit of our strategic objectives,” said Bill Lasky, Accuride’s President, CEO, and Chairman of the Board.  “This new capital structure, coupled with the significant operational restructuring initiatives we have implemented, will position the Company for future growth and the continued leadership of our brands.”

Accuride expects the Plan to become effective on or about February 26, 2010, once all closing conditions have been met.

“We are extremely grateful for the loyalty and support of our customers, suppliers, and lenders as we moved through the restructuring process,” added Lasky.  “I cannot speak highly enough of our team members whose dedication ensured the continued safe production and on-time delivery of quality product, allowing the Company to maintain strong customer relationships, secure new business, and introduce new products to the market.”

On October 8, 2009, Accuride’s U.S. entities filed a voluntary petition for protection under Chapter 11 of the U.S. Bankruptcy Code in the District of Delaware.  Additional information surrounding the Company’s restructuring, including copies of the Plan and Confirmation Order, is available at www.accurideinfo.com.

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Accuride Corporation is one of the largest and most diversified manufacturers and suppliers of commercial vehicle components in North America.  Accuride’s products include commercial vehicle wheels, wheel-end components and assemblies, truck body and chassis parts, seating assemblies and other commercial vehicle components.  Accuride’s products are marketed under its brand names, which include Accuride, Gunite, Imperial, Bostrom, Fabco, Brillion, and Highway Original.  For more information, visit Accuride’s website at http://www.accuridecorp.com.

Forward-looking statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride’s expectations, hopes, beliefs and intentions with respect to the Plan, its restructuring transaction and its new capital structure.  Accuride’s actual future results could differ materially from those expressed or implied in such forward-looking statements, and such statements are subject to a number of risks, uncertainties and other factors.  These factors include, among other things, delays in the effective date of the Plan, the failure to satisfy certain conditions of the Plan and whether Accuride is ultimately able to consummate the transactions contemplated by the Plan.  In addition, such statements are subject to the impact on Accuride’s business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride’s Securities and Exchange Commission filings, including those described in Item 1A of Accuride’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. Any forward-looking statement reflects only Accuride’s belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements.  Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

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